Emerald Holding, Inc. Third Quarter 2024 October 30, 2024 Exhibit 99.2

Legal Disclaimer Forward-Looking Statements The information provided in this presentation is for general informational purposes only. This presentation contains certain forward-looking statements regarding Emerald Holding, Inc. and its subsidiaries (the “Company”), including, without limitation, statements regarding the Company’s ability to continue staging live events and scale its business beyond pre-COVID levels; statements about general economic conditions, or more specifically about the markets in which the Company operates, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance; the multiple avenues to return to organic growth; expectations regarding interest rates and economic conditions and the Company’s 2024 financial guidance expectations; the Company’s ability to successfully identify and acquire acquisition targets; and the Company’s intention to continue to pay regular quarterly dividends, among others. In particular, the declaration, timing and amount of any future dividends will be subject to the discretion and approval of the Company’s Board of Directors, and will depend on a number of factors. The forward-looking statements contained herein are based on management’s current expectations as well as estimates and assumptions prepared by management as of the date hereof, and although they are believed to be reasonable, they are inherently uncertain and not guaranteed. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results, performance, or achievements, to differ materially and there can be no assurance that the projected results and forward-looking statements in this presentation will prove to be accurate. In addition, even if our results of operations, financial condition and liquidity, and events in the industry in which we operate, are consistent with the forward-looking statements contained in this report, they may not be predictive of results or developments in future periods. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Forward looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe, “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed annual report on Form 10-K for the year ended December 31, 2023, which is available on the Company’s Investor Relations website at investor.emeraldx.com and on the SEC’s EDGAR website at www.sec.gov. The Company disclaims any obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise. Past results are not indicative of future performance. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which the Company operates, including publicly available information from independent industry analysts and publications, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information. Non-GAAP Financial Information This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and should not be considered as a substitute for or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). The non-GAAP measures included herein may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Readers are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Participants Hervé Sedky President and Chief Executive Officer David Doft Chief Financial Officer

Key Q3 2024 Takeaways Accelerated portfolio optimization efforts through the discontinuation of 20 smaller, unprofitable events totaling $20 million of historical run-rate revenue Updating Full Year 2024 outlook to at least $400 million in Revenue and $100 million in Adjusted EBITDA primarily based on accelerated portfolio optimization efforts and sustained softness in the Content business Overall Connections pacing into H1 2025 is showing accelerated growth, driving expectations for improved results in 2025 Repurchased $3.6 million of its common stock in the third quarter Announced a new $25 million share repurchase plan, representing approximately 3% of the current equity market capitalization Board of Director’s declares dividend for the quarter ending December 31, 2024, of $0.015 per share Generating positive free cash flow, supported by low CapEx requirements and working capital dynamics of events business

Revolutionizing the Trade Show Model Integrating technology and first party data to create a next-generation B2B platform Collection of leading B2B trade shows and conferences that bring together industry-specific communities Revenue is generated from the production of trade shows and conference events, including booth space sales, registration fees and sponsorship fees Emerald’s Core Services B2B websites and publications that provide industry specific business news and information across 20 sectors Revenue primarily consists of advertising sales for industry publications and digital products SaaS software enables year-round B2B buying and selling which averages $1 billion per month of wholesale gross transaction volume Revenue consists of subscription revenue, implementation fees and professional services Connections (89% of FY 2023 Revenue) Content Commerce

Enduring Value of Trade Shows

EMERALD

64%
of CMOs plan to increase their investments in in-person events [1]

38
New leads generated, on average, per trade show event [2]

60%
of executives report that in-person events – lead to significant knowledge transfer and LT partnerships.[3]

70%
of buyers prefer hybrid and in-person experiences where there is increased trust and deeper engagement[4]

17.6%
2021-2026 CAGR projected for B2B trade show market size[5]

In-person trade shows and events continue to be an integral part of businesses' marketing budgets and among the highest ROI

Value to Exhibitors

- Generate leads and sales
- Introduce new products
- Build brands
- Strengthen relationships
- Educate the market
- Service customers

Value to Attendees

- Fulfill procurement needs
- Source new suppliers
- Reconnect with existing suppliers
- Identify trends
- Learn about new products / services
- Network with industry peers

(1) Source: Deloitte. The CMO Survey: Managing Marketing Technology, Growth and Sustainability – Highlights and Insights Report (Spring 2024).
(2) Source: Events Industry Council & Oxford Economics. (2023) 2023 Global Economic Significance of Business Events.
(3) Source: Harvard Business Review. (2020). When Do We Really Need Face-to-Face Interactions
(4) Source: McKinsey & Company. (2022). The New B2B Growth Equation: Customers Want an Always-On, Personalized, Omnichannel Experience. The Worlds Best Sellers are Giving it To Them.
(5) Source: PwC, Global Entertainment & Media Outlook 2022-2026.

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Three Pillars of Value Creation Emerald’s focus is on maximizing value of operations and expanding offerings Action the holistic consolidated customer database 3-year brand operating plans across portfolio Value-based pricing structure Rigorous, perpetual brand reviews Improved customer retention Higher revenue per customer Focused investment in evolving brands Optimized event success and customer ROI Customer Centricity Emerald Xcelerator Targeted accretive M&A Partnership opportunities New event and content launches in growth categories Platform acquisitions in new growth categories Tuck-in acquisitions in existing strategic categories Portfolio Optimization Daily content and insights across 20 industries Scaled B2B marketplace Increased cadence of online offerings New revenue streams Powerful first-party data Improved cross selling efforts 365-Day Engagement

8 Adj. EBITDA(1) Free Cash Flow(2) Net Income (Loss) Diluted Income (Loss) Per Share ($ in Millions) ($ in Millions) (1) See slide 14 of this presentation for a reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds. (2) The calculation of third quarter 2024 Free Cash Flow excluding event cancellation insurance proceeds, net, includes non-recurring acquisition related transaction costs of $1.0 million, acquisition integration, restructuring-related transition costs of $1.4 million, and non-recurring legal, audit and consulting fees of $0.7 million. The calculation of third quarter 2023 Free Cash Flow excluding event cancellation insurance proceeds, net, includes non-recurring acquisition related transaction costs of $0.9 million, acquisition integration, restructuring-related transition costs of $1.4 million, and non-recurring legal, audit and consulting fees of $0.8 million. The total of these items is $3.1 million and $3.1 million for the quarters ended September 30, 2024 and 2023, respectively. See slide 15 of this presentation for a reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow and Free Cash Flow excluding event cancellation insurance proceeds, net. (3) Consolidated trailing twelve month EBITDA as of September 30, 2024 as defined in Amended and Restated Senior Secured Credit Facilities. Net debt is defined as total principal face value of borrowings outstanding under the Extended Term Loan Facility and Amended and Restated Revolving Credit Facilities, less combined cash and cash equivalents. Earnings Results Revenues of $72.6 million Diluted loss per share of $(0.05) Net loss of $(11.1) million Adjusted EBITDA of $12.5 million(1) Free cash flow of $6.7 million(2) Highlights and Developments Repurchased 742,939 shares in Q3 2024 for $3.6 million at an average price of $4.85 per share On October 29, 2024, Emerald’s Board of Director’s declared a dividend for the quarter ending December 31, 2024 of $0.015 per share Balance Sheet (as of 9/30/2024) $188.9 million of cash and cash equivalents and full availability on $110 million revolver. Net debt of $221.3 million, including $410.2 million outstanding term loan balance(3) Net debt / EBITDA(3) of 2.1x as of September 30th Approximately 203.2 million common shares outstanding Emerald experienced year over year growth in revenue and Adjusted EBITDA across all categories ($ in Millions) NM Q3 2024 Financial Highlights and Current Liquidity Position

9 ($ in Millions) Revenue and Adjusted EBITDA by Segment Quarterly Connections $112.2 $75.6 $62.0 $90.4 $123.4 $75.0 $62.4 All Other $10.1 $10.9 $10.5 $11.1 $10.0 $11.0 $10.2 Total $122.3 $86.5 $72.5 $101.5 $133.4 $86.0 $72.6 Connections $282.6 $340.2 All Other $43.3 $42.6 Total $325.9 $382.8 Annual Connections $49.4 $25.1 $22.5 $39.8 $56.1 $26.4 $23.6 All Other ($0.3) $1.0 $1.3 $1.6 $0.2 $1.8 $1.6 Corporate ($12.6) ($11.5) ($13.0) ($5.5) ($15.5) ($12.9) ($12.7) Adj. EBITDA $36.5 $14.6 $10.8 $35.9 $40.8 $15.3 $12.5 Less: Insurance Proceeds -- -- $2.8 -- $1.0 -- - Adj. EBITDA ex-Insurance $36.5 $14.6 $8.0 $35.8 $39.8 $15.3 $12.5 Revenue Adjusted EBITDA Connections $133.0 $136.8 All Other $0.2 $3.6 Corporate ($42.2) ($42.6) Adj. EBITDA $91.0 $97.8 Less: Insurance Proceeds $34.2 $2.8 Adj. EBITDA ex-Insurance $56.8 $95.0 Adjusted EBITDA Revenue

10 2024 Guidance Signals Continued Growth and Margin Expansion Revenue ($ in Millions) Adjusted EBITDA ex-Insurance(1) ($ in Millions) At least $400 mm Guidance On average, revenue per event is progressing toward normalized levels Guidance implies ~25% Adj. EBITDA margins, with room for continued improvement to pre-COVID margins over time 2024 Guidance FY 2024 Revenue expected to be at least $400 million FY 2024 Adjusted EBITDA(1) expected to be $100 million (1) See slide 14 of this presentation for a reconciliation of Net (Loss) Income to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds. $100 mm Guidance

Defined as the ratio of net debt to consolidated trailing twelve month EBITDA as defined in Amended and Restated Senior Secured Credit Facilities. Annual Recurring Dividends Re-introduce recurring quarterly cash dividend given free cash flow generative nature of business Gradually increase the dividend over time Common stock dividend reinstated at an annualized level of $12m ($0.06/share) or $3.0m per quarter to start Target ongoing payout ratio of up to 25% of FCF Maintain Net Leverage Ratio(1) Target 2.0 – 3.0x long-term Net Leverage Ratio Leverage is 2.1x as of September 30, 2024, which is within the targeted range Opportunistic Share Buybacks Capitalize on stock price volatility by using excess liquidity to buy back stock when accretive to value Announced $25 million share repurchase program, representing approx. 3% of the current equity market capitalization Priorities Objectives Actions Capital Allocation and Financial Policy Supplement Organic Growth with M&A Acquire leading B2B events or related assets in existing verticals and/or new, growing verticals to diversify exposure Capture revenue and/or cost synergies Multiple arbitrage Consider B2C events only in existing scale verticals Completed 9 acquisitions over the past 3.5 years

Appendix

Adjusted EBITDA

EMERALD

UNAUDITED RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
	(dollars in millions) (unaudited)			
Net (loss) income	$ (11.1)	$ 10.7	$ (2.9)	$ 9.7
Add (deduct):				
Interest expense, net	10.1	10.5	29.8	26.5
Loss on extinguishment of debt	—	—	—	2.3
Benefit from income taxes	(3.7)	(22.3)	(0.9)	(24.0)
Intangible asset impairment charges[1]	6.3	—	6.3	
Depreciation and amortization	7.1	8.8	21.2	35.2
Stock-based compensation	0.7	1.9	4.7	5.9
Other items[2]	3.1	1.2	10.4	6.3
Adjusted EBITDA	$ 12.5	$ 10.8	$ 68.6	$ 61.9
Deduct:				
Event cancellation insurance proceeds	—	2.8	1.0	2.8
Adjusted EBITDA excluding event cancellation insurance proceeds	$ 12.5	$ 8.0	$ 67.6	$ 59.1

1) Intangible asset impairment charges for the three and nine months ended September 30, 2024 represent non-cash charges of $6.3 million for certain indefinite-lived intangible assets in connection with the Company's interim testing of intangibles for impairment.

2) Other items for the three months ended September 30, 2024 included: (i) $1.0 million in acquisition-related transaction costs; (ii) $1.4 million in acquisition integration and restructuring-related transition costs and (iii) $0.7 million in non-recurring legal, audit and consulting fees. Other items for the three months ended September 30, 2023 included: (i) $0.9 million in acquisition-related transaction costs, (ii) $1.4 million in transition expenses, (iii) $0.8 million in non-recurring legal, audit and consulting fees and (iv) $1.9 million in gains related to the remeasurement of contingent consideration. Other items for the nine months ended September 30, 2024 included: (i) $2.2 million in acquisition-related transaction costs; (ii) $7.2 million in acquisition integration and restructuring-related transition costs, including one-time severance expense of $3.6 million; (iii) $1.7 million in non-recurring legal, audit and consulting fees and (iv) $0.7 million in gains related to the remeasurement of contingent consideration. Other items for the nine months ended September 30, 2023 included (i) $1.8 million in acquisition-related transaction costs, (ii) $4.0 million in transition expenses, (iii) $3.0 million in non-recurring legal, audit and consulting fees and (iv) $2.5 million in gains related to the remeasurement of contingent consideration.

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Free Cash Flow UNAUDITED RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW     Three Months Ended September 30,     Nine Months Ended September 30,       2024     2023     2024     2023       (dollars in millions) (unaudited)   Net Cash Provided by Operating Activities   $ 9.1     $ 8.5     $ 26.2     $ 24.7   Less:                         Capital expenditures     2.4       3.0       7.6       9.4   Free Cash Flow   $ 6.7     $ 5.5     $ 18.6     $ 15.3   Event cancellation insurance proceeds     —       (2.8)     (1.0)     (2.8)  Free cash flow excluding event cancellation insurance proceeds, net   $ 6.7     $ 2.7     $ 17.6     $ 12.5

Income Statement – Consolidated Emerald UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) INCOME

Income Statement – Connections Reportable Segment UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) INCOME – CONNECTIONS REPORTABLE SEGMENT

Income Statement – All Other Category UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) INCOME – ALL OTHER CATEGORY

Income Statement – Corporate-Level Activities UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) INCOME – CORPORATE-LEVEL ACTIVITIES